Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 37 to Registration Statement No. 2-57354 on Form N-1A of our report dated August 23, 2006 relating to the financial statements and financial highlights of Merrill Lynch Municipal Bond Fund, Inc. (the “Fund”) (to be renamed BlackRock Municipal Bond Fund, Inc.), including Insured Portfolio (to be renamed BlackRock Municipal Insured Fund), National Portfolio (to be renamed BlackRock National Municipal Fund), and Short-Term Portfolio (to be renamed BlackRock Short-Term Municipal Fund), appearing in the Annual Report on Form N-CSR of the Fund for the year ended June 30, 2006, and to the references to us under the headings “Financial Highlights” in the Prospectus and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement. We also consent to the use in this Registration Statement on Form N-1A of our report dated July 10, 2006, relating to the Statement of Assets and Liabilities as of July 10, 2006 of High Yield Portfolio (to be renamed BlackRock High Yield Municipal Fund) appearing in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
September 27, 2006